Exhibit 99.01

Credit Suisse Energy Conference February 4, 2010

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview Largest independent refiner in North America 15 refineries1, 2.8 million barrels per day of capacity Refineries geographically diversified among four key regions One of the nation's largest retail fuel marketers with nearly 5,800 branded marketing sites Company-operated sites: approx. 1,000 in U.S., 245 in Canada One of the largest ethanol companies in U.S. 9 plants with 1 billion gallons/year (65,000 BPD) of production capacity Pending acquisition of 1 plant with 110 million gallons/year (7,000 BPD) of production capacity Other investments in alternative energy 50 megawatt wind farm in Texas Panhandle Seed investments in next generation ethanol and biodiesel Approximately 21,000 employees 3 1Excludes shutdown Delaware City refinery

Valero's Geographically Diverse Operations 4 1 2 1Delaware City refinery shut down Nov-09; 2Aruba refinery idled Jul-09

U.S. Petroleum Demand Plummeted in "Great" Recession Source: DOE monthly Products Supplied data, trailing 12-month average through November 2009 Since 2007 Demand down 2 mmbpd Gasoline demand ^ 3% Diesel demand ^ 14% Other products ^ 16% 11 years of demand growth destroyed 5

"Spare Capacity" MBPD Too Much Spare Refining Capacity in U.S. "Utilized Capacity" 6 Source: DOE weekly data through December 2009 and Consultant and Valero estimates

Note: Availability of world CDU capacity assumed to average ~94%; Historical CDU capacity data from the DOE; USGC 5/3/2 = 3*USGC Gasoline+2*USGC ULSD-5*WTI At spare capacity above 5 million BPD, Gulf Coast margins ranged $3 to $6/barrel During "Golden Age," spare capacity fell below 3 million BPD while margins tripled Estimated 7 million BPD of global spare refining capacity at end of 2009 MMBPD Margin/bbl Golden Age Too Much Spare Capacity Around the World 7

Source: Valero and Consultant estimates Note: Base capacity includes capacity creep of 0.1% per year MMBPD New Capacity Continues to Grow 8

9 Spare Capacity Must Come Down For industry margins to improve, need to squeeze global spare refining capacity below an estimated 5 million barrels per day via...

Capacity Rationalization Taking Place Source: DOE MBPD 10 Source: Industry and Consultant Reports

Global economy is expected to recover at or above average growth beginning in 2011 Expansionary fiscal and monetary response from governments aiding recovery Economic Growth Rebounding '70-'08 World Average = 3.1% (U.S. = 3.0%) Source: Consultant and Valero estimates 11

Demand Bottoms and Starts Recovery in 2010 U.S. and Europe demand expected to grow, but below historical average growth rate World demand expected to grow in 2010 and then accelerate in 2011 when total demand exceeds 2007 levels Demand growth in any part of the world expected to benefit refiners globally 12 Source: Consultant and Valero estimates Source: Consultant and Valero estimates MMBPD MMBPD Forecast Forecast

Expect U.S. Gasoline and Distillate Growth Total gasoline demand expected to grow, but probably peaked in 2007 Ethanol use will get to 10% of gasoline pool, but higher % still undecided 13 MMBPD Forecast MMBPD Forecast Source: Consultant and Valero estimates Source: Consultant and Valero estimates Diesel demand expected to grow at least 2x the rate of gasoline over the long term On-road diesel demand expected to grow from trucking, not car fleet Over 60% of demand is on-road Annual U.S. Gasoline Demand Annual U.S. Diesel Demand

Expect 2010 Margins to Be Volatile, Seasonal, and Constrained 14 Gulf Coast Gasoline and On-road Diesel Margins vs. WTI Plentiful spare capacity and product inventories pushed down margins in 2009 with conditions expected to continue far into 2010 As always, potential exists for margin spikes in the spot market on major supply disruptions per bbl Source: Argus; 2010 year-to-date through January 29 YTD

Overall oil demand growth should help discounts recover OPEC could increase production, some of which would be Arab medium/heavy sour But growth in NGLs and condensate production expected to pressure discounts Longer term, Valero expects to benefit from delivery of Canadian heavy crude oil to Gulf Coast Sour crude discounts are narrow due to: Lower demand caused by Great Recession OPEC mainly cut lower quality, medium sour barrels Continued decline in supply of heavy sour crude oils from Mexico Strength in the heavy fuel oil market resulting from reduced crude oil processing Pressure Remains on Crude Oil Discounts Sour Crude Percentage Discounts below WTI Source: Argus; 2010 year-to-date through January 29 Sour Crude Discounts below WTI (per bbl) Source: Argus ; 2010 year-to-date through January 29 15 YTD YTD

Recap of Refining Industry Expectations Recap of Refining Industry Expectations 16

Valero's Position Improves for 2010 Valero's Position Improves for 2010 17 Given another year of low margins like 2009, Valero has potential for significant improvement Result

Delaware City Decision History of poor performance under Valero and prior owners Large loss in 2009: approx. $390 mil. operating loss, excluding special charges Decided to shut down in November 2009 under $950 million case (below) Estimated shutdown costs include relatively low environmental clean-up (a previous owner retains primary liability) and will be spent over several years In advanced negotiations with PBF Investments LLC for sale of assets Potentially provides incremental value from sales proceeds Note: Estimated 1-year forward value drivers from November 2009 for decision to shut down Delaware City refinery 1EBITDA Loss = Operating loss less depreciation & amortization expense, assuming 2009 1Q-3Q performance 18 Estimated Value Drivers for Delaware City Shutdown Decision (millions) Potential value from asset sales proceeds

Aruba Update 235,000 BPD "upgrader" consists mainly of large crude and coking units Processes low quality crudes into intermediate products (e.g., VGO), high sulfur diesel, and jet fuel Deepwater port can take up to ULCC tankers 19 Timeline of key events over past year 1Q09: Generated operating income on good heavy sour discounts 2Q09: Gross margin turned negative on narrow heavy sour discounts Jul-09: Shut down plant to avoid negative gross margins, cutting "cash" opex by $3 million/month Oct-09: Released contractors and cut other costs, reducing "cash" opex by another $7 million/month Jan-10: Agreed to tax framework with Govt. of Aruba Once effective, will foster a more stable tax system for 20 years Has potential to enhance strategic alternatives

Reduced Refinery Operating Expenses 2009 refinery "cash" opex down $900 million from 2008 Key cost savings initiatives Business risk initiatives Measurement assurance Refinery operating expense and contractor headcount reductions Energy stewardship Focused on energy efficiency Union negotiations Reduced benefit load Industry benchmark ranking improved in the range of a half to a full quartile Non-energy operating expenses Maintenance Personnel efficiency Also, remain very focused on corporate G&A expenses 20 Note: From continuing operations, which excludes Delaware City results

Reduced Capital Spending 21 2010 budget estimated at $2 billion Expect "Stay in Business" capital spending to decline after 2010 Completing legacy reliability and large regulatory projects in 2010 (projects with incremental estimated income)

Excellent Timing on Ethanol Acquisitions Built position for average of only 35% of estimated replacement cost 2Q09: acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations for $477 million Plants have generated $168 million of operating income in just over 2 quarters 1Q10: Adding 3 plants with 330 million gallons per year of capacity for price of $272 million Favorable margin outlook High crude oil prices support ethanol prices Plentiful corn keeps feedstock costs low 2010 ethanol mandate grows 14% over 2009 Expect demand to outgrow capacity after 2010 To incentivize new builds, margins must be high enough to yield reasonable return on higher-cost, new-build plants Valero's low-cost acquisitions of high- quality plants imply a competitive advantage in any margin environment 22 Source: Bloomberg, data through February 2

Potential for Improvement Assuming 2009 price environment... 1 Incremental ethanol earnings estimated using volumes of 2.8 million gallons per day (mmgpd), 2009 avg. operating income of $0.31/gallon, and 35% tax rate 23 millions, after-tax >$100

Managing Financial Strength Maintaining investment grade credit rating is a priority Nearly $5 billion of liquidity on Dec. 31 Includes $825 million in cash No borrowings on bank revolver Reduced dividend payment to reflect lower margin environment Net debt-to-cap ratio of 31% on Dec. 31 Far below credit facility covenant of 60% No other coverage-type ratios Expect potential tax refund of $800 million Expect potential of $450 million from liquidation of Delaware City inventories (6 million barrels) 24 Net Debt-to-Capitalization Ratio (period-end) Debt Maturities and Puts (millions)

Potential to Generate Free Cash Flow Assuming 2009 price environment... 25 millions

Why Invest in Valero Today? Largest, most geographically diverse independent refiner More than just refining as retail and ethanol segments have been meaningful profit contributors Taking action to upgrade and improve portfolio Continuing to focus on cost and overhead reductions Excellent timing and returns on attractive ethanol acquisitions Financial strength and liquidity remains a priority Assuming 2009 price environment, actions taken indicate potential for significant improvement Great way to invest in economic recovery 26

Appendix 27

Global Refining Capacity Rationalization 2008 Limited refinery closures, began seeing key project delays and cancellations 2009 Did not see substantial closure announcements until second half 2010 More closure announcements Hearing discussions from large integrated companies about rationalizing capacity 28 Location Owner CDU Capacity Closed Year Closed Bakersfield, CA Big West 65 2008 Westville, NJ Sunoco 145 2009 Delaware City, DE Valero 190 2009 Bloomfield, NM Western 17 2009 Teesside, UK Petroplus 117 2009 Gonfreville, France* Total 100 2009 Dunkirk, France Total 140 2009 Mizushima, Japan* Nippon Oil 205 2009 Aruba Valero 235 2009 Toyama, Japan Nippon Oil 57 2009 Arpechim, Romania Petrom 70 2009 Montreal, Canada Shell 130 2010 * Partial closure of refinery captured in capacity Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery Sources: Industry and Consultant reports and Valero estimates

Carbon Legislation and Regulation on Hold - For Now 29

Gasoline Fundamentals 30 USGC Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) Source: Argus; 2010 data through January 29 Source: DOE weekly data; 2010 data through week ending January 22 Source: DOE weekly data; 2010 data through week ending January 22 Source: DOE weekly data; 2010 data through week ending January 22 U.S. Gasoline Inventory (mmbbls) U.S. Imports of Gasoline and Blendstocks (mbpd)

Distillate Fundamentals 31 USGC On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) Source: Argus; 2010 data through January 29 Source: DOE weekly data; 2010 data through week ending January 22 Source: DOE weekly data; 2010 data through week ending January 22 Source: DOE monthly data; 2009 data through November 2009 U.S. Distillate Inventory (mmbbls) U.S. Distillate Net Imports (mbpd)

U.S. Ethanol Demand BGal/yr We expect ethanol volumes to meet corn RFS requirements, but expect advanced (cellulosic) ethanol to develop more slowly than prescribed Requires margins large enough to resume production with currently shutdown corn- based plants The "blend wall" is an issue for sometime in 2011 or 2012, and will require action Source: Consultant and Valero estimates Ethanol Grows as Part of the Fuel Mix 32

Near Term Supply/Demand Balance Looks Favorable for Ethanol Corn ethanol capacity grew as a result of the MTBE ban in 2004 and the RFS mandate in 2005 Capacity increased from 3 billion gallons per year (BGal/yr) to 12 BGal/yr from 2003 to 2009 More than 1.2 BGal/yr of production capacity is currently idle largely due to bankruptcy Another 1.1 BGal/yr of ethanol capacity is still "under construction" RFS2 increases corn ethanol to 15 BGal/yr in 2015, but plants starting construction after 2009 must reduce GHG by 20% resulting in increased capital cost Some additional corn ethanol capacity will need to be built to reach the 2015 mandate level of 15 BGal/yr Source: Valero estimates U.S. Ethanol Supply/Demand BGal/yr

World Demand Favors Diesel World Demand MMBPD Diesel demand has declined more than gasoline with the economic downturn, but should recover past prior highs in 2011 Diesel demand has grown to become much larger than gasoline globally Growing global diesel demand is an export opportunity for U.S. refineries History Forecast Source: Consultant, IEA, and Valero estimates 34

Valuation 35 For all charts: all values per Bloomberg as of Feb. 2, 2010; Peer group average includes TSO, SUN, FTO, HOC, CVI, PPHN, WNR, DK, and ALJ

Valero's Historical Price to Book Value 36 Source: Bloomberg as of Feb. 2, 2010

2009 Volume (MBPD) Estimated EPS Sensitivity for $1/barrel change 1 Gasolines and blendstocks 1,101 48% $0.46 Distillate (diesel, heating oil, jet fuel) 748 33% $0.32 Other 432 19% $0.18 Total Products 2,281 100% $0.96 Sweet 632 28% Sour 516 23% $0.22 Heavy 458 20% $0.19 Other 666 29% Total Feedstocks 2,272 100% MBPD MGPD Ethanol2 69 2,800 $0.03 Valero's Charges and Yields 1 Assumes 2009 volumes, a 35% tax rate, and 4Q09 wtd. shares outstanding of 562 million 2 Ethanol estimated using volumes of 2.8 mmgpd including the new ethanol plants 37

Key Projects in Valero's Strategic Capital 38 Refinery Project Estimated Total Cost1 ($millions) Estimated Remaining Cost ($millions) Estimated Start-Up Date Description Memphis FCC $235 $60 2Q10 Improve to increase volume expansion and longer run life between turnarounds High concarbon feed processing capability St. Charles FCC $225 $145 1Q11 Convert to conventional design Improve reliability and get 5%+ volume expansion St. Charles Crude/ Coker $250 $35 1Q12 Crude unit revamp/expansion - 45,000 BPD estimated Coker revamp/expansion - 10,000 BPD estimated Port Arthur Hydro-cracker/ Crude $1,440 $700 Indefi-nite New hydrocracker - 50,000 BPD estimated Crude expansion - unlock up to 75,000 BPD existing capacity St. Charles Hydro-cracker $1,225 $700 Indefi-nite New hydrocracker - 50,000 BPD estimated Upgrades low-value feedstocks mainly into ULSD with 25% volume expansion 1 Total project cost includes non-strategic capital costs and interest and overhead